HUNGARIAN TELEPHONE AND CABLE CORP.

                        2,428,572 SHARES OF COMMON STOCK

                                       AND

                     $25,000,000 AGGREGATE PRINCIPAL AMOUNT

                                       OF

                     FLOATING RATE UNSECURED NOTES DUE 2007

                                      WITH

                              WARRANTS TO PURCHASE

                        2,500,000 SHARES OF COMMON STOCK









                          SECURITIES PURCHASE AGREEMENT

                               DATED MAY 12, 1999

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I.....................................................................1

   SECTION  1.1.  AUTHORIZATION OF THE SECURITIES.............................1
   SECTION  1.2. SALE AND PURCHASE OF THE SHARES, THE NOTES AND WARRANTS......2

ARTICLE II....................................................................2


ARTICLE III...................................................................3

   SECTION  3.1. ORGANIZATION AND EXISTENCE...................................3
   SECTION  3.2. SUBSIDIARIES.................................................3
   SECTION  3.3. CAPITALIZATION...............................................3
   SECTION  3.4. AUTHORIZATION; BINDING OBLIGATIONS...........................4
   SECTION  3.5. COMPLIANCE WITH INSTRUMENTS, ETC.............................5
   SECTION  3.6. LITIGATION...................................................5
   SECTION  3.7. FINANCIAL STATEMENTS; TAXES..................................5
   SECTION  3.8. TAXES........................................................6
   SECTION  3.9. OFFERING.....................................................6
   SECTION  3.10. PERMITS; GOVERNMENTAL AND OTHER APPROVALS...................6
   SECTION  3.11. FORM 10-K...................................................6
   SECTION  3.12. REGISTRATION RIGHTS.........................................6
   SECTION  3.13. ORDINARY COURSE; NO MATERIAL ADVERSE CHANGE.................7
   SECTION  3.14. DISCLOSURE..................................................7
   SECTION  3.15. REPRESENTATIONS AND WARRANTIES IN THE BRIDGE LOAN AGREEMENT.7

ARTICLE IV....................................................................7

   SECTION  4.1. REPRESENTATIONS AND WARRANTIES CORRECT.......................7
   SECTION  4.2. PERFORMANCE..................................................7
   SECTION  4.3. COMPLIANCE CERTIFICATE.......................................8
   SECTION  4.4. NO IMPEDIMENTS...............................................8
   SECTION  4.5. NO MATERIAL ADVERSE CHANGE...................................8
   SECTION  4.6. LEGAL INVESTMENT.............................................8
   SECTION  4.7. QUALIFICATIONS...............................................8
   SECTION  4.8. ISSUANCE TAXES...............................................8
   SECTION  4.9. PROCEEDINGS AND OTHER DOCUMENTS..............................8
   SECTION  4.10. OPINION OF COUNSEL..........................................8
   SECTION  4.11. CONSENTS, WAIVERS, ETC......................................9
   SECTION  4.12. OTHER MATTERS...............................................9
   SECTION  4.13. CONDITIONS IN THE BRIDGE LOAN AGREEMENT.....................9

ARTICLE V.....................................................................9

   SECTION  5.1. PAYMENT OF PURCHASE PRICE....................................9
   SECTION  5.2. PERFORMANCE..................................................9

ARTICLE VI...................................................................10

   SECTION  6.1. REPORTS.....................................................10
   SECTION  6.2. ACCOUNTS AND RECORDS........................................12
   SECTION  6.3. INSPECTION..................................................12
   SECTION  6.4. INDEPENDENT ACCOUNTANTS.....................................12

   SECTION  6.5. RULE 144A INFORMATION.......................................13
   SECTION  6.6. USE OF PROCEEDS.............................................13
   SECTION 6.7.  SEAT ON BOARD OF DIRECTORS..................................13
   SECTION  6.7. FURTHER ASSURANCES..........................................13

ARTICLE VII..................................................................14

   SECTION 7.1 SURVIVAL......................................................14
   SECTION 7.2 INDEMNIFICATION...............................................14
   SECTION 7.3 CERTAIN DEFINITIONS AND LIMITATIONS...........................14
   SECTION  7.4 PROCEDURES...................................................15

ARTICLE VIII.................................................................16

   SECTION  8.1 RESTRICTIONS OF TRANSFER OF SHARES...........................16
   SECTION  8.2. RIGHT OF FIRST REFUSAL......................................16

ARTICLE IX...................................................................17

   SECTION  9.1 AMENDMENT AND WAIVER.........................................17
   SECTION  9.2. BINDING EFFECT..............................................17

ARTICLE X....................................................................18


ARTICLE XI...................................................................18


ARTICLE XII..................................................................18


ARTICLE XIII.................................................................19

   SECTION  13.1 GOVERNING LAW...............................................19
   SECTION  13.2  CONSENT OF JURISDICTION....................................19
   SECTION  13.3 SUCCESSORS AND ASSIGNS......................................20
   SECTION  13.4 ENTIRE AGREEMENT............................................20
   SECTION  13.5 NOTICES, ETC................................................20
   SECTION  13.6 DELAYS OR OMISSIONS.........................................21
   SECTION  13.7 SEVERABILITY................................................22
   SECTION  13.8 AGENT'S FEES................................................22
   SECTION  13.9 EXPENSES....................................................22
   SECTION  13.10 TITLES AND SUBTITLES.......................................22
   SECTION  13.11 COUNTERPARTS...............................................22

EXHIBITS AND SCHEDULES

Exhibit A            -          Form of Note
Exhibit B            -          Form of Warrant
Exhibit C            -          Form of  Legal Opinion

Schedule 3.2         -          Subsidiaries
Schedule 3.3(a)      -          Derivative Securities
Schedule 3.3(b)      -          Preemptive Rights
Schedule 3.5         -          Conflicts, Breaches
Schedule 3.6         -          Litigation
Schedule 3.10        -          Permits
Schedule 3.11        -          Registration Rights

         SECURITIES PURCHASE AGREEMENT dated as of May 12, 1999 (this "Agreement"), between Hungarian Telephone and Cable Corp., a Delaware corporation (the "Company"), and Postabank es Takarekpenztar Rt., a Hungarian commercial bank (the "Bank").

         WHEREAS, the Bank, as lender, Hungarotel Tavkozlesi Rt. ("Hungarotel"), Papa es Tersege Telefon Koncesszios Rt. ("Papatel"), Kelet-Nograd Com.
("Kelet-Nograd"), RABA-Com Tavkozlesi es Telekommunikacios Koncesszios Rt. ("Rabatel") and HTCC Consulting Rt. ("HTCC Consulting"), as borrowers (collectively the "Borrowers"), and the Company, as guarantor, entered into a Multi-Currency 1996 Credit Facility Agreement, dated October 10, 1996, as well as individual Loan Agreements between the Bank and each of the Borrowers (collectively, the "1996 Credit Facility Agreement"); and

         WHEREAS, the parties desire to negotiate a restructuring of the Borrowers' and the Company's obligations under the 1996 Credit Facility Agreement; and

         WHEREAS, as part of such restructuring, the Bank, as lender, and each of Hungarotel, Papatel, Kelet-Nograd and Rabatel, as borrowers respectively, have entered into individual Loan Agreements dated the date hereof
(collectively, "Bridge Loan Agreement"), with respect to which the Company and HTCC Consulting will act as guarantors; and

         WHEREAS, as part of such restructuring, the Bank wishes to purchase from the Company, and the Company wishes to issue and sell to the Bank, (i) 2,428,572 shares of the Common Stock, par value $.001 per share, of the Company (the "Common Stock"), and (ii) $25,000,000 aggregate principal amount of Floating Rate Unsecured Notes due 2007 of the Company (the "Notes") with detachable warrants (the "Warrants") to purchase an aggregate of 2,500,000 shares of Common Stock; and

         WHEREAS, the proceeds from the issuance and sale of the Common Stock and the Notes with detachable Warrants will be provided by the Company to one or more of the Borrowers to be applied to the repayments of amounts outstanding under the 1996 Credit Facility Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

                                    ARTICLE I

          AUTHORIZATION, AND, AS APPLICABLE, SALE AND PURCHASE, OF THE
                        SHARES, THE NOTES AND THE WARRANTS

         SECTION  1.1.     Authorization of the Securities; Detachability.

         (a) The Company has authorized (i) the issue and sale of up to 2,428,572 shares of Common Stock (the "Shares") and (ii) the issue of the Notes, the terms of which shall be substantially as set forth on Exhibit A attached hereto, with detachable Warrants, the terms of which shall be substantially as set forth on Exhibit B attached hereto. The Shares, the Notes and the Warrants are collectively referred to herein as the "Securities"; the term "Warrant" means a Warrant to purchase one share of Common Stock.

         (b) The Notes and the Warrants shall be sold in units (each, a "Unit"). Each Unit shall consist of (i) $1,000,000 aggregate principal amount of Notes and (ii) one hundred thousand (100,000) Warrants. Immediately following the Closing (as such term is defined in Article III), the Units shall automatically dissolve and the Bank may dispose of Notes and Warrants separately, subject to the terms of this Agreement, the Notes and the Warrants.

         SECTION 1.2. Sale and Purchase of the Shares, the Notes and Warrants. Subject to the terms and conditions hereof and in reliance on the representations and warranties contained herein, or made pursuant hereto, on the Closing Date (as hereinafter defined), the Company will issue and sell to the Bank and the Bank will purchase from the Company the Securities for a purchase price per Share of $14.00, with the aggregate purchase price for all the Shares being $34,000,000, and the aggregate purchase price for the Units being $25,000,000.


                                   ARTICLE II

                                     CLOSING

         The closing of the purchase and sale of the Securities (the "Closing") will take place at the offices of Cameron McKenna Ormai, Bank Center, Citibank Tower, 4F, Szabadsag ter 7, H-1944 Budapest, Hungary at 10:00 a.m., local time, on May 12, 1999, or such other time and date or place as shall be mutually agreed to by the Company and the Bank. Such time and date are hereinafter referred to as the "Closing Date."

         At the Closing, (a) the Company will deliver to the Bank (i) stock certificates (in definitive form) representing the Shares to be purchased by the Bank registered in the name of the Bank or in the name of the Bank's nominee,
(ii) twenty five (25) Units, each Unit consisting of $1,000,000 aggregate principal amount of Notes (in definitive form) registered in the name of the Bank or in the name of the Bank's nominee and one hundred thousand (100,000) Warrants (in definitive form) registered in the name of the Bank or in the name of the Bank's nominee and (iii) all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, and (b) the Bank shall deliver to the Company the Purchase Price in United States dollars in immediately available funds by wire transfer to an account of the Company maintained at the Bank, which account shall be established by the Company at least two (2) business days prior to the Closing and designated as the applicable account for purposes of this Article III.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Bank as follows:

         SECTION 3.1. Organization and Existence. The Company (i) is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite power and authority to carry on its business as now conducted and proposed to be conducted, and (ii) is duly qualified to do business as a foreign corporation and is in good standing (or the equivalent thereof under applicable law) in each jurisdiction in which the conduct of its business requires such qualification by reason of the ownership or leasing of property or otherwise (except for those jurisdictions in which the failure so to qualify has not had and will not have a Material Adverse Effect). "Material Adverse Effect" means, when used in connection with the Company, any development, change or effect that is materially adverse to the business, properties (including, without limitation, Intellectual Property (as defined in Section 3.11), assets, net worth, condition (financial or other), results of operations or prospects of the Company. The Company has furnished the Bank with true, correct and complete copies of the bylaws (including any amendments to date of any thereof) of the Company.

         SECTION 3.2. Subsidiaries. The Company has subsidiaries as described in
Schedule 3.2. Each of the Subsidiaries is (i) duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite power and authority to carry on its business as now conducted and proposed to be conducted, and (ii) is duly qualified to do business as a foreign corporation or limited liability company and is in good standing (or the equivalent thereof under applicable law) in each jurisdiction in which conduct of its business requires such qualification by reason of ownership or leasing of property or otherwise (except for those jurisdictions in which the failure to so qualify has not and will not have a Material Adverse Effect).

         SECTION  3.3.     Capitalization.

                  (a) As of the date hereof, (i) the Company's authorized capital stock consists of (1) 5,000,000 shares of preferred stock, of which no shares are issued and outstanding and (2) 25,000,000 shares of Common Stock, of which 5,395,864 shares are validly issued and outstanding, fully paid and nonassessable and; (ii) the Company has outstanding the securities set forth on
Schedule 3.3(a) which are convertible into or exercisable or exchangeable for Common Stock (the "Derivative Securities"). From the date hereof to the Closing, there will be no changes in such authorized capital stock or Derivative Securities, except as contemplated by this Agreement or upon the exercise of Derivative Securities.

                  (b) Except as set forth on Schedule 3.3(b), all the issued and outstanding shares of capital stock are free of preemptive and similar rights and have been offered, issued, sold and delivered by the Company in transactions either in compliance with applicable federal, state and foreign securities laws, or as to which all limitation periods that are applicable have expired. Other than as set forth in Schedule 3.3(b), there are no outstanding agreements or commitments requiring the Company to issue capital stock or Derivative Securities.

         SECTION  3.4.     Authorization; Binding Obligations.

                  (a) The Company has full corporate power and authority to execute and deliver this Agreement, and such other documents furnished or to be furnished by the Company hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The issuance, offering and sale of the Securities pursuant to this Agreement, the compliance by the Company with the provisions of this Agreement and the Securities, and the consummation of the other transactions herein contemplated will not result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the organizational and governing documents of the Company, (ii) any contract or other agreement to which the Company is a party or by which the Company or any of its respective properties is bound or affected, or (iii) any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body, domestic or foreign, applicable to the business or properties of the Company.

                  (b) The Shares have been duly authorized for issuance prior to the Closing, and, when issued and delivered in accordance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable.

                  (c) The Notes have been duly authorized and when the Notes have been duly executed and delivered by the Company, the Notes will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

                  (d) The Warrants have been duly authorized prior to the Closing and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") will be duly authorized and reserved for issuance prior to the Closing and when the Warrants have been duly executed and delivered by the Company, (i) the Warrants will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, (ii) the Warrants will be exercisable for the Warrant Shares in accordance with their terms, and (iii) the Warrant Shares, when issued and delivered in accordance with the provisions of the Warrants, will be validly issued, fully paid and nonassessable.

         SECTION 3.5.  Compliance with Instruments,  etc. Except as set forth on
Schedule 3.5 hereto, neither the Company (nor the manner in which it conducts its business) is in breach or violation of, or in default under, any term or provision of (i) its organizational and governing documents, (ii) any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its property is or may be subject, or any indebtedness, the effect of which breach, violation or default, individually or in the aggregate, may have a Material Adverse Effect, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties and the effect of which breach, violation or default, individually or in the aggregate, could have a Material Adverse Effect.

         SECTION 3.6. Litigation. Except as set forth on Schedule 3.6 hereto, there is no action, suit, proceeding or investigation pending, or, to the knowledge of the Company, threatened, against the Company before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, or any action, suit, proceeding or investigation pending, or, to the knowledge of the Company, threatened, which, individually or in the aggregate, could have a Material Adverse Effect, or which challenges the validity of any action taken or to be taken pursuant to or in connection with this Agreement or the issuance of the Shares, the Notes, the Warrants and the Warrant Shares. As it pertains to the Company, when used herein, the phrases "to the knowledge of," "to the best knowledge of" or derivatives thereof shall mean the actual knowledge of the chief executive officer and the chief financial officer of the Company, and the knowledge that a reasonable person serving in the same or substantially similar capacities as such persons, acting prudently under similar circumstances, would be expected to have. The Company is not involved in any proceeding under the United States Bankruptcy Code or any other applicable national, federal or state bankruptcy law or similar law and has taken no action to seek relief under such Code or any such laws.

         SECTION 3.7. Financial Statements. The Company has previously delivered to the Bank or the Bank's representative true, correct and complete copies of its financial statements for the years ended December 31, 1996, 1997 and 1998 (all such financial statements being collectively referred to as the "Financial Statements"). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("US GAAP") and fairly present, in all material respects, the financial position of the Company and its Subsidiaries on a consolidated basis as of the dates thereof and the results of their operations and cash flows for the periods then ended. The Financial Statements as are audited have been examined by KPMG LLP, who are independent public accountants within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations promulgated thereunder and they have expressed their opinions thereon, which are unqualified, except to the extent set forth in the opinion of KPMG LLP in the

1998 Form 10-K, as such term is hereinafter defined, and in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997. As of their respective dates, the Company had no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which would normally be reflected on a balance sheet or disclosed in the notes thereto and which are not reflected on any balance sheet contained in the Financial Statements or disclosed in such notes.


         SECTION 3.8. Taxes. The Company has filed all necessary income, franchise and other material tax returns, domestic and foreign, and has paid all taxes shown as due thereunder, and the Company has no knowledge of any tax deficiency which might be assessed against the Company.

         SECTION 3.9. Offering. Subject to the Bank's representations and warranties in Article IV of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are not subject to the registration requirements of the Securities Act and neither the Company nor anyone acting on its behalf, has taken or will take any action that would cause such registration requirements to be applicable.

         SECTION 3.10. Permits; Governmental and Other Approvals. Except as set forth on Schedule 3.10 hereto, the Company has such licenses, permits, consents, orders, approvals and other authorizations necessary for the conduct of its business as now being conducted and proposed to be conducted, except such licenses, permits, consents, orders, approvals, and other authorizations the absence of which has not and will not have a Material Adverse Effect. Except as set forth on Schedule 3.10 hereto, no approval, consent, authorization or other order of, and no designation, filing, registration, qualification or recording with any governmental authority, domestic or foreign, is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby.

         SECTION 3.11. Form 10-K. The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1998 (the "1998 Form 10-K") complies as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and does not contain any untrue statement of a material fact or omit to state a material fact necessary on order to make the statements made, in the light of the circumstances under which they were made, not misleading.

         SECTION 3.12. Registration Rights. Except as set forth on Schedule 3.12 hereto, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any of its securities which may hereafter be issued.

         SECTION 3.13. Ordinary Course; No Material Adverse Change. Since December 31, 1998, the Company, has conducted its business in the ordinary course, has not incurred any material obligation, absolute or contingent, or entered into any material transactions not in the ordinary course of business, and has not declared or paid any dividends or distributions on their capital shares or reacquired any of such shares; and, since that date, there has been no change which would, individually or in the aggregate, have a Material Adverse Effect, except as disclosed in the 1998 Form 10-K.

         SECTION 3.14. Disclosure. The written information with respect to the Company heretofore provided and to be provided by the Company pursuant to this Agreement, including the Schedules and Exhibits hereto, and each of the agreements, documents, certificates and writings to be delivered to the Bank or its representatives at the Closing, do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary in order to make the statements and writings contained herein and therein not false or misleading in the light of the circumstances under which they were made.

         SECTION  3.15.  Representations  and  Warranties  in  the  Bridge  Loan
Agreement.   The   representations   and  warranties   contained  in  Clause  12
(Representations) of the Bridge Loan Agreement are true and correct.

                                   ARTICLE IV

                      CONDITIONS OF OBLIGATIONS OF THE BANK


         The obligations of the Bank under this Agreement are subject to the fulfillment to their reasonable satisfaction on or prior to the Closing Date of each of the following conditions:

         SECTION 4.1. Representations and Warranties Correct. The representations and warranties of the Company in Article III hereof shall be true and correct in all respects on and as of the date hereof, and shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

         SECTION 4.2. Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with on or prior to the Closing Date by the Company shall have been substantially performed or complied with by the Company in all respects on or prior to the Closing Date.

         SECTION 4.3. Compliance Certificate. The Company shall have delivered to the Bank a certificate, dated the Closing Date and signed by an executive officer of the Company, certifying the accuracy of the Company's representations and warranties as of such Closing Date and certifying the compliance by the Company with the conditions precedent set forth in this Article IV as of the Closing Date and such other matters as the Bank shall reasonably request.

         SECTION 4.4. No Impediments. No statute, judgment, order, decree of any court, regulatory body, administrative agency or any other governmental agency or body shall be in effect which would impose any material limitation on the ability of the Bank to exercise full rights of ownership of the Securities.

         SECTION 4.5. No Material Adverse Change. Except as disclosed in 1998 Form 10-K, since December 31, 1998, there shall have been no development, change or effect that would have a Material Adverse Effect on the Company and there shall have been no material adverse change in the Company's financial condition from that indicated in the Financial Statements.

         SECTION 4.6. Legal Investment. At the time of the Closing, the purchase of the Securities by the Bank hereunder shall be legally permitted by all statutes, rules and regulations to which the Bank is subject.

         SECTION 4.7. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are now required in connection with the lawful issuance and sale of the Securities by the Company and the acquisition of the Securities by the Bank pursuant to this Agreement shall have been duly obtained and shall be in full force and effect on and as of the Closing Date.

         SECTION 4.8. Issuance Taxes. All taxes imposed by law in connection with the initial issuance, sale and delivery of the Securities shall have been fully paid by the Company, and all laws imposing such taxes shall have been fully complied with.

         SECTION 4.9. Proceedings and Other Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement shall have been taken and the Bank shall have received such other documents and instruments in form and substance reasonably satisfactory to them and their counsel, as to such other matters incident to the transaction contemplated hereby as they may reasonably request.

         SECTION 4.10. Opinion of Counsel. The Bank shall have received the opinion of Peter T. Noone, Esq., counsel for the Company, dated the Closing Date, substantially in the form attached hereto as Exhibit C.

         SECTION 4.11. Consents, Waivers, Etc. Prior to the Closing, the Company shall have obtained all consents or waivers, necessary to execute and deliver this Agreement and carry out the transactions contemplated hereby, and all such consents and waivers shall be in full force and effect.

         SECTION 4.12. Other Matters. The Company shall have delivered to the Bank (i) certificates (in definitive form) in the denominations specified by the Bank and registered in its name (or in the names of its nominees) representing the Common Stock, (ii) Subordinated Notes (in definitive form) in the denominations specified by the Bank and registered in its name (or in the names of its nominees), (iii) Warrants (in definitive form) in the denominations specified by the Bank and registered in its name (or in the names of its nominees) and (iv) the following:

                  (a)   A   certified   copy   of   the  Company's  articles  of
incorporation and all amendments thereto, appropriately authenticated;

                  (b) A copy of the Company's by-laws, as amended to date, certified as being true by a principal officer of the Company; and

                  (c) A certificate of good standing and tax status of the Company certified as of a recent date by the Secretary of State of the State of Delaware, and from every jurisdiction in which the Company is qualified to do business.

  Each of the conditions precedent set forth in Clause 2.3 (Conditions Precedent Documents) and the Third Schedule (Conditions Precedent Documents) of the Bridge Loan Agreement shall have been fulfilled to the reasonable satisfaction of the Bank.

                                    ARTICLE V

                    CONDITIONS OF OBLIGATIONS OF THE COMPANY

         The Company's obligations under this Agreement are subject to the fulfillment to its reasonable satisfaction on or prior to the Closing Date of each of the following conditions:

         SECTION  5.1.  Payment  of  Purchase  Price.   The  Company  shall have
received payment in full of the aggregate purchase price required to be paid under Article I.

         SECTION 5.2. Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with on or prior to the Closing Date by the Bank shall have been performed or complied with in all respects on or prior to the Closing Date.


                                   ARTICLE VI

                      AFFIRMATIVE COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees, so long as the Bank is the holder of any of the Securities, as follows:

         SECTION  6.1.     Reports.  The Company will deliver to the Bank:

                  (a)      Financial Information.

                  (i) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, consolidated and consolidating statements of income and retained earnings and cash flows of the Company and its subsidiaries, if any, for the period from the beginning of the fiscal year to the end of such fiscal quarter, and consolidated and consolidating balance sheets as at the end of such fiscal quarter, setting forth in each case in comparative form corresponding figures for the preceding fiscal year, which statements will be prepared in accordance with US GAAP, consistently applied and will be accompanied by a certificate of the Chief Financial Officer of the Company certifying that such financial statements were prepared in accordance with US GAAP consistently applied and present fairly in all material respects the results of operations and financial condition of the Company for such period and as of the last day of such period.

                  (ii) within ninety (90) days after the end of each fiscal year, consolidated and consolidating statements of income and retained earnings and cash flows of the Company and its subsidiaries, if any, for the period from the beginning of each fiscal year to the end of such fiscal year, and consolidated and consolidating balance sheets as at the end of such fiscal year, setting forth in each case in comparative form corresponding figures for the preceding fiscal year, which statements will be prepared in accordance with US GAAP, consistently applied (except as approved by the accounting firm examining such statements and disclosed by the Company) and will be accompanied by:

                           (A)  an  unqualified   report  on  the   consolidated
                  statements of the US Auditors, as such term is defined in the Bridge Loan Agreement; and

                           (B) a report from such accounting firm,  addressed to
                  each Bank, stating that in making the audit necessary to express their opinion on such financial statements, nothing has come to their attention which would lead them to believe that the Company is not in compliance with all the financial covenants contained in any material agreements to which the Company or its subsidiaries, if any, is a party or by which it is bound, including, without limitation, Notes (an "Event of Noncompliance") or, if such accountants have reason to believe that any Event of Noncompliance has occurred, a letter specifying the nature thereof; and

                           (C) the management  letter of such accounting firm if
                  one is issued;

                  (iii) within twenty (20) days after the end of each quarterly accounting period in each fiscal year, a certificate of the Chief
         Financial Officer of the Company stating that the Company is in compliance in all material respects with the terms of this Agreement and/or each of the Company and its subsidiaries, if any, is in compliance with every other material contract or commitment to which the Company or any of such subsidiaries is a party, as the case may be, or if a material Event of Noncompliance has occurred, specifying the nature and period of noncompliance, and what actions the Company or such subsidiary has taken and/or proposes to take with respect thereto. Notwithstanding the foregoing, the certificate delivered at the end of each fiscal year of the Company shall be signed by both the Chief Executive Officer and the Chief Financial Officer of the Company and shall be delivered within sixty (60) days after the end of the fiscal year;

                  (iv) promptly upon receipt thereof, any additional reports or other detailed information concerning significant aspects of the operations and condition, financial or otherwise, of the Company and its subsidiaries, if any, given to the Company by its independent accountants;

                  (v) within ten (10) days after transmission or receipt thereof, copies of all financial statements, proxy statements, reports and other communications which the Company sends to its stockholders, and copies of all registration statements and all regular, special or periodic reports which it files with the Securities and Exchange Commission (the "SEC") or with any securities exchange on which any of the securities of the Company are then listed or proposed to be listed, copies of all press releases and other statements made generally available by the company to the public concerning material developments in the business of the Company and its subsidiaries, if any, and copies of all material communications sent to and received from any lender to the Company or any subsidiary of the Company; and

                  (vi) with reasonable promptness such other information and financial data concerning the Company as the Bank may reasonably request, including, without limitation, information and financial data with respect to the use of proceeds by the Company from the sale of the Securities.

                  (b) Notice of Adverse Change. Promptly after the occurrence thereof (but in any event within seven (7) days after such occurrence is known to the Company) notice of any condition or event which constitutes, or the occurrence of, any of the following:

                  (i)      any Event of Noncompliance;

                  (ii) the  institution or threatened  institution of an action, suit or proceeding against the Company or any of its subsidiaries by or before any court, regulatory authority, administrative agency or any other governmental agency or body, domestic or foreign, which, if adversely decided, could have a Material Adverse Effect; or

                  (iii) any information relating to any event, development or circumstance with respect to or affecting the Company or any of its subsidiaries which, in the Company's reasonable judgment, could be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement and the transactions contemplated hereby. Any notice given under this
                  Section 7.1(b)(iii) shall specify the nature and period of existence of the condition, event, information, development or circumstance, the anticipated effect thereof and what actions the Company has taken and/or proposes to take with respect thereto.

         SECTION 6.2. Accounts and Records. The Company shall keep true records and books of account in which entries will be made of all dealings or transactions in relation to the business and affairs of the Company and its subsidiaries, if any, in accordance with US GAAP applied on a consistent basis.

         SECTION 6.3. Inspection. The Company shall permit any officers, employees, representatives or such other person as the Bank may designate (the "Bank Representative") during regular business hours of the Company, upon reasonable notice and as often as such Bank Representative may reasonably request, to visit and inspect the offices and properties of the Company and to
(i) make extracts or copies of the books, accounts and records of the Company, and (ii) discuss the affairs, finances and accounts of the Company, with the Company's directors and officers, independent public accountants, consultants and attorneys.

         SECTION 6.4. Independent Accountants. The Company will retain an US Auditors to audit the Company's financial statements at the end of each fiscal year. In the event the services of the US Auditors shall be terminated, the Company shall promptly notify the Bank of the occurrence of such event and shall promptly thereafter request the firm of independent public accountants whose services are terminated to deliver to the Bank a letter of such firm setting forth its understanding as to the reasons for the termination of its services and whether there were, during the two most recent fiscal years or such period during which said firm had been retained by the Company, any disagreements between it and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In its notice, the Company shall state whether the change of accountants was recommended or approved by the Board of Directors or any committee thereof. In the event of such termination, the Company will promptly thereafter engage another US Auditors approved by the Bank which approval shall not be unreasonably withheld.

         SECTION 6.5. Rule 144A Information. In the event that the Company ceases to be subject to Section 13 or 15(d) of the Exchange Act, the Company will (i) make available, upon request, to any holder of Notes and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act and (ii) update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of the Notes conducted in accordance with Rule 144A.

         SECTION 6.6. Use of Proceeds. The Company shall use the proceeds from transactions contemplated in this Agreement to make capital contributions to the Subsidiaries to be used for the repayment of the indebtedness of the Subsidiaries under the 1996 Credit Facility Agreement and to pay fees and expenses in connection with the Bridge Loan Agreement.

         SECTION 6.7. Seat on Board of Directors.

                  (a) The Company shall take all action legally possible to cause a person designated by the Bank to be at all times a member of the Board of Directors of the Company, including, without limitation, the inclusion of a person designated by the Bank on the slate of nominees proposed by the Company for election to the Board of Directors of the Company and the endorsement of such person for election as a director of the Company. The director of the Company designated by the Bank pursuant to this Section 6.7(a) shall be referred to hereinafter as the "Bank Director".

                  (b) If at any time the Board of Directors designates a committee or committees to act on behalf of the Board of Directors, the Bank Director shall be a member of such committee or committees.

                  (c) The Company shall pay fees to the Bank Director in an amount not less than the fees paid to any other director of the Company representing one or more institutional investors, and shall reimburse such director for his or her reasonable expenses incurred in attending each Board of Directors or committee meeting or otherwise serving as a director.

         SECTION 6.8. Further Assurances. From time to time the Company shall execute and deliver to the holders of Securities such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by such holders in order to implement or effectuate the terms and provisions of this Agreement.


                                   ARTICLE VII

                            SURVIVAL; INDEMNIFICATION

                  SECTION 7.1 Survival. The representations and warranties of the parties contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith will survive any investigation made at any time by or on behalf of any party hereto and will survive the Closing until the third anniversary of the Closing Date; provided, however, that the representations and warranties contained in Sections 3.3 and
3.4 will survive until expiration of the statute of limitations applicable to the matters covered thereby (giving effect to any waiver, mitigation or extension thereof), if later. Notwithstanding the preceding sentence, any representation or warranty in respect of which indemnity may be sought under this Agreement will survive the time at which it would otherwise terminate pursuant to the preceding sentence, if written notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time; provided, however, that the applicable representation or warranty will survive only with respect to the particular inaccuracy or breach specified in said written notice. All covenants and agreements of the parties contained in this Agreement will survive the Closing indefinitely.

                  SECTION 7.2 Indemnification.

                  (a) The Company will indemnify the Bank against and hold harmless from any and all Indemnifiable Losses incurred or suffered by the Bank and relating to, resulting from or arising out of: (i) any misrepresentation or breach of any representation or warranty of the Company contained in this Agreement, or (ii) any breach by the Company of any covenant or undertaking made or to be performed by the Company pursuant to this Agreement.

                  (b) The Bank will indemnify the Company against and hold each of them harmless from any and all Indemnifiable Losses incurred or suffered by the Company and relating to, resulting from or arising out of: (i) any misrepresentation or breach of any representation or warranty of the Bank contained in this Agreement, or (ii) any breach by the Bank of any covenant or undertaking made or to be performed by the Bank pursuant to this Agreement.

                  SECTION 7.3 Certain Definitions and Limitations.

                  (a) For purposes of this Agreement, (i) "Damages" means any and all damages, losses, liabilities or expenses, including in the case of Taxes any interest, penalties and additions to Taxes (including without limitation expenses of investigation and attorneys' fees and expenses) incurred in connection with any pending or threatened claims, demands or suits, (ii) "Indemnifiable Loss" means (A) with respect to the Bank, any Damages incurred or suffered by the Bank arising out of or any misrepresentation or breach of any representation or warranty, covenant or agreement made or to be performed by the Company and (B) with respect to the Company, any Damages incurred or suffered by the Company arising out of any misrepresentation or breach of any representation or warranty, covenant or agreement made or to be performed by the Bank, (iii) "Indemnified Party" means any person entitled to indemnification under this Agreement, and (iv) "Indemnifying Party" means any person required to provide indemnification under this Agreement.

                  (b) No Indemnified Party will be entitled to assert a claim against an Indemnifying Party under this Article VII in respect of any misrepresentation or breach of any representation or warranty unless and until the aggregate amount of claims which may be asserted for Indemnifiable Losses exceeds $175,000 (the "Threshold Amount"), at which time the Indemnified Party will be entitled to assert a claim for the amount of such Indemnifiable Losses in excess of the Threshold Amount; provided, however, that this Section 8.3(b) shall not apply to claims with respect to any misrepresentation or breach of the representations contained in Sections 3.3 or 3.4.

                  (c) The Company shall not have any obligation to indemnify the Bank for Indemnifiable Losses in excess of $ 59,000,000.

                  SECTION 7.4. Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 7.2, such Person will promptly notify the Person against whom such indemnity may be sought in writing and the Indemnifying Party upon request of the Indemnified Party will retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and will pay the fees and disbursements of such counsel relating to the proceeding. In any such proceeding, any Indemnified Party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case fees and expenses of such counsel will be paid by the Indemnifying Party. It is understood that the Indemnifying Party will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses will be reimbursed as they are incurred. In each case of any such separate firm for the Indemnified Parties, such firm will be designated in writing by the Indemnified Parties. The Indemnifying Party will not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party will indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.


                                  ARTICLE VIII

           RESTRICTIONS ON TRANSFER OF SHARES; RIGHT OF FIRST REFUSAL

                  SECTION 8.1 Restrictions of Transfer of Shares. The Bank agrees not to dispose of any of the Shares prior to the earlier to occur of (i) the repayment of the Senior Secured Bridge Loan, dated as of the date hereof, by and between the Bank and certain of the Subsidiaries and (ii) March 31, 2000. The Bank may dispose in any twelve month period beginning April 1, 2000 up to 25% of the aggregate number of Shares originally issued without the consent of the Company and in accordance with the provisions of Section 8.2. Any disposition of Shares in excess of the amount set forth in the preceding sentence shall require the consent of the Company. All restrictions in this Agreement on the Bank's right to dispose of any of the Shares shall expire on January 1, 2003.

                  SECTION  8.2.     Right of First Refusal.

                  (a) Should the Bank receive a bona fide offer for any of the Shares and desire to accept such offer, the Bank agrees to give the Company written notice of its intention, describing the Shares to be offered (the "Offered Securities"), the price (the "Offered Price") and the general terms which the Bank received with respect to the sale of the Offered Securities. The Company shall have twenty (20) business days from the date of receipt of any such notice (the "Exercise Period") to agree to purchase all or a portion of the Offered Securities for the Offered Price and upon the general terms specified in the notice by giving written notice to the Bank, which notice shall state the quantity of Offered Securities to be purchased by the Company and the date on which such purchase shall occur (which shall be not less than fifteen (15) nor more than twenty (20) business days after the date of receipt of such notice).

                  (b) In the event the Company's right of first refusal is not exercised within the Exercise Period as to all of the Offered Securities, the Bank shall have one hundred and twenty (120) days thereafter (the "Offering Period") to sell or enter into an agreement (pursuant to which the sale of the Offered Securities covered thereby shall be closed, if at all, within ninety
(90) days from the date of said agreement) to sell the Offered Securities at the Offered Price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Bank has not sold within the Offering Period or entered into an agreement to sell the Offered Securities within the Offering Period (or sold and issued Offered Securities in accordance with the foregoing within 90 days from the date of said agreement), the Bank shall not thereafter sell any Offered Securities, without first offering to the Company the right to purchase such Offered Securities, in the manner provided above. Offered Securities sold during the Offering Period shall cease to be subject to this Section 8.2.

                  (c) The  Company's  right  of  first refusal set forth in this
Section 8.2 shall expire on January 1, 2003.

                  (d) Any time the Company exercises its right of first refusal in accordance with this Section, it shall pay the Bank a fee in the amount of $250,000 (subject to a maximum of $250,000 in any twelve month period).

                  (e) Notwithstanding the foregoing, in the event a tender offer is made for the Common Stock (including the Shares) by a third party, then the Bank shall be free to accept the terms of such tender offer, subject to compliance with Section 8.2(a) and (b); provided, however, that the Exercise Period shall be deemed to end on the date which is three (3) Business Days prior to the last date on which the Bank may accept the offer to purchase its Shares.

For purposes of this Section 8.2, a "Business Day" is a day which is not a Saturday, a Sunday or a legal holiday in Budapest, Hungary or New York, New York, United State of America. The Bank agrees that it will not induce a tender offer for the Common Stock prior to January 1, 2003.

                  (f) The Company may assign its rights under Section 8.2 (a) and (b) to any stockholder of the Company to any beneficial holder of more than ten percent (10.0 %) of the then outstanding Common Stock.

                                   ARTICLE IX

                              AMENDMENT AND WAIVER

                  SECTION 9.1. Amendment and Waiver. This Agreement may not be amended or modified (or any provision hereof waived), except that the Company and the Bank (and assignees of the Bank) holding at least a majority of the Shares, a majority in principal amount of the Notes and a majority of the Warrants and Warrant Shares issued upon exercise of the Warrants may by written instrument amend or waive any term or condition of this Agreement relating to the rights or obligations of such holders, but in no event shall the obligation of any holder of the Shares, the Notes, the Warrants or the Warrant Shares hereunder be increased, except upon the written consent of each such holder.

                  SECTION 9.2. Binding Effect. The Company and each holder of Securities (and any Warrant Shares) shall be bound by any amendment or waiver effected in accordance with the provisions of this Article IX, whether or not such Securities shall have been marked to indicate such modification, but any Securities issued thereafter shall bear a notation as to any such modification. Promptly after obtaining the written consent of the holders herein provided, the Company shall transmit a copy of such modification to all holders of Securities.


                                    ARTICLE X

                          LOST OR MUTILATED CERTIFICATES

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for Securities and, in the case of any such loss, theft, or destruction, upon delivery of a bond of indemnity satisfactory to the Company (provided that if the holder is a financial institution, its own agreement will be satisfactory), or in the case of any such mutilation, upon surrender and cancellation of such certificate, the Company will issue a new certificate of like tenor as if the lost, stolen, destroyed or mutilated certificate were then surrendered for exchange in lieu of such lost, stolen, destroyed or mutilated certificate.

                                   ARTICLE XI

                             TRANSFER OF SECURITIES

         No sale or other disposition shall be made with respect to any Securities or any other securities issued in respect of the Securities, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event unless (i) the holder shall have supplied to the Company an opinion of counsel for the holder reasonably acceptable to the Company to the effect that no registration under the Securities Act or other applicable law is required with respect to such sale or other disposition, or (ii) an appropriate registration statement with respect to such sale or other disposition shall have been filed by the Company and declared effective by the SEC. The Company may endorse on all certificates for such Securities the legend on the form of Note in Exhibit A and on the form of Warrant in Exhibit B., and provided, further, that if an opinion of counsel satisfactory to the Company concludes that the legend is no longer necessary, the Company will deliver upon transfer such Securities without such legends. Any transfer of Warrants or Notes shall be subject to any further restrictions contained therein.

                                   ARTICLE XII

                   REPRESENTATIONS AND WARRANTIES OF THE BANK

         The Bank represents and warrants to the Company that (i) it is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (ii) it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company, (iii) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, (iv) it is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof; nor with any present intention of distributing or selling the same and, except as contemplated by this Agreement, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof and (v) it understands that the Securities and the shares of Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act and it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any Securities except pursuant to an exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable state securities or "blue sky" laws. The Bank further represents and warrants that (i) it is a company limited by shares duly incorporated, validly existing and in good standing under the laws of Hungary, (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions effected hereby by the Bank are within its corporate powers and have been duly authorized by all necessary corporate action, including the approval by its board of directors, (iii) this

Agreement constitutes a valid and binding agreement of the Bank, (iv) the execution, delivery and performance of this Agreement by the Bank requires no action by or in respect of, or filing with, any governmental body, agency, official or authority other than actions or filings which have been taken or made on or prior to the date hereof, (v) no consent, approval, waiver or other action by any Person under any contract, agreement, indenture, lease, instrument or other document to which it is a party or by which it is bound is required or necessary for the execution, delivery and performance by the Bank of this Agreement or the consummation of the transactions effected hereby by the Bank,
(vi) the execution, delivery and performance of this Agreement by the Bank does not (A) contravene or conflict with the charter documents of the Bank or (B) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Bank or (C) contravene or conflict with any contract to which the Bank is a party.


                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1. Governing Law. This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York, United States of America, without giving effect to the provisions thereof relating to conflicts of law.

         SECTION  13.2.  Consent to Jurisdiction.

                  (a) The Company hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The Company hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Company irrevocably consents to the service of any and all process in any such action or proceeding by the mailing, or delivery, of copies of such process to the Company at its address specified in Section 13.5. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section 13.2 shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any action or proceeding against the Company or its property in the courts of other jurisdictions.

         SECTION 13.3. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon and enforceable by and against, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the Company may not assign its rights hereunder, except to an affiliated corporation as a result of a merger or consolidation in which the Company is not the surviving corporation.

         SECTION 13.4. Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

         SECTION 13.5. Notices, etc. All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if delivered either personally or by a United States nationally recognized courier service marked for next business day delivery or sent by facsimile or in a sealed envelope by first class mail, postage prepaid and either registered or certified, addressed as follows:

                  (a)      if to the Company;

                                            Hungarian Telephone and Cable Corp.
                                            100 First Stamford Place
                                            Stamford, CT  06902
                                            United States of America
                                            Attention:  Chief Executive Officer
                                            Telephone: (203) 348-9069
                                            Facsimile:   (203) 348-2198

                  with a copy (which shall not constitute notice) to:

                                            Hungarian Telephone and Cable Corp.
                                            1126 Budapest
                                            Kiralyhago u. 2.
                                            Hungary
                                            Attention:  Chief Executive Officer
                                            Telephone:  (36-1)  457-6300
                                            Facsimile:   (36-1)  202-4778

                  (b)      if to the Bank:
                                            Postabank es Takarekpenztar Rt.
                                            H-1920
                                            Jozsef nador ter 1.
                                            Hungary
                                            Attention:  Chief Executive Officer
                                            Telephone:  (36-1) 318-0855
                                            Facsimile:   (36-1) 317-1369
                  with a copy (which shall not constitute notice) to:

                                            Stroock & Stroock & Lavan LLP
                                            180 Maiden Lane
                                            New York, New York  10038
                                            United States of America
                                            Attention:  George R. Shockey, Jr.
                                            Telephone:  (212) 806-5400
                                            Facsimile:  (212) 806-6006

or to such other address with respect to any party hereto as such party may from time to time notify (as provided above) the other parties hereto. Any such notice, demand or communication shall be deemed to have been received (i) on the date of delivery, if delivered personally, (ii) one business day after delivery to a nationally recognized overnight courier service, if marked for next day delivery, (iii) five business days after the date of mailing, if mailed or (iv) on the date of transmission, if sent by facsimile.

         SECTION 13.6. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Securities or Warrant
Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence, therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be, made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         SECTION 13.7. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 13.8. Agent's Fees. The Company hereby represents and warrants to the Bank that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement. The Bank hereby represents and warrants to the Company that it has retained no finder or broker in connection with the transactions contemplated by this Agreement.

         SECTION 13.9. Expenses. The Company shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement, and the Company will pay all of the legal fees and disbursements of counsel and any other reasonable out-of-pocket expenses for the Bank in connection therewith.

         SECTION 13.10. Titles and Subtitles. The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         SECTION  13.11. Counterparts.  This   Agreement   may  be  executed  in
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  [Remainder of Page Intentionally Left Blank]

                     IN WITNESS WHEREOF, the Company and the Bank have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.


                                           Very truly yours,

                                           POSTABANK ES TAKAREKPENZTAR RT.



                                           By:  ______________________________
                                                Name:
                                                Title:


                                           By:  ______________________________
                                                Name:
                                                Title:


                                           HUNGARIAN TELEPHONE AND CABLE CORP.


                                           By:  /s/Ole Bertram
                                                Name:   Ole Bertram
                                                Title:  President and Chief
                                                        Executive Officer